UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2012

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2012, NIC Inc. (the “Company”) issued a press release announcing its fourth quarter and fiscal 2011 financial results and its fiscal 2012 financial outlook. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99, and is incorporated by reference herein.

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c)(1) On January 30, 2012, the Board of Directors of the Company made certain changes to its executive management team to better align executives’ titles with their current job responsibilities.  Effective immediately, Robert W. Knapp will serve as the Company’s Chief Operating Officer, and William F. Bradley, Jr., will serve as Executive Vice President, Chief Administrative Officer, and General Counsel. The title of Chief Operating Officer was previously held by Mr. Bradley. The title of Executive Vice President was previously held by Mr. Knapp.

(2) The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K regarding Messrs. Bradley and Knapp is contained in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2011 under the captions “Executive Officers” and “Certain Relationships and Related Transactions” and is incorporated by reference herein.

(3) Neither Mr. Bradley nor Mr. Knapp entered into any material plan, contract or arrangement or any material amendment thereto, or received any grant or award under any such plan, contract or arrangement, in connection with such executive’s change in officer status as described above.

ITEM 7.01          REGULATION FD DISCLOSURE

The Company will host a conference call, which will also be available by webcast, to discuss its fourth quarter and fiscal 2011 financial results and its fiscal 2012 financial outlook at 4:30 p.m. EST on February 2, 2012.

The information in this Form 8-K and Exhibit 99 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Press release issued by NIC Inc. dated February 2, 2012, announcing its fourth quarter and fiscal 2011 financial results and its fiscal 2012 financial outlook, is being furnished as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer

Date:	February 2, 2012